Exhibit 99.1

Bridger Aerospace Announces

Pending Closure of Spanish Scooper Transaction

BELGRADE, MT, November 21, 2023– Bridger Aerospace Group Holdings, Inc. (“Bridger” or “Bridger Aerospace”), (NASDAQ: BAER, BAERW), one of the nation’s largest aerial firefighting companies, today announced that it has entered into a joint venture partnership to complete the purchase of four Canadair CL-215T Amphibious Aircraft recently awarded in a public tender process from the Government of Spain for €40.3 million. The purchase by the partnership, which brings together Marathon Asset Management LP, Avenue Sustainable Solutions Fund, and Bridger, is expected to formally close in ten business days.

“Bridger’s mission is to support communities affected by wildfires wherever they occur. There is global demand for specialty aircraft like the CL-215T and, with the addition of these airframes, we are positioned to operate the largest privately owned scooper fleet in the world. Our access to these aircraft represents a strategic and transformative step for Bridger and positions us to expand our customer base and create substantial revenue and cash flow growth for the next several years,” commented Tim Sheehy, Bridger’s Chief Executive Officer.

The terms of the agreement entered into between Bridger and the partnership provide that Bridger will manage the return to service upgrades of the planes while they are owned and funded by the partnership. Bridger has the right, but not the obligation, to acquire each plane as it is ready to be contracted and returned to service. Bridger plans to acquire the aircraft in a sequential manner as they are modified and subsequently contracted for service. Bridger expects the first two Scoopers to be ready for contract operations in the Summer of 2024 in the European Union. The return to service work on the third and fourth Scoopers is expected to commence once Bridger acquires the first two modified and contracted Scoopers from the partnership.

McAndrew Rudisill, Bridger’s Chief Investment Officer, commented, “We are excited to partner with Marathon and Avenue to co-invest in the transformative Spanish Scooper acquisition and appreciate their exhaustive efforts to close this transaction. This private capital solution eliminates the immediate need for any large near-term equity financing and helps strategically position Bridger to further diversify internationally, create exposure to the European fire season, and creates a multi-year growth trajectory for the company.”

About Bridger Aerospace

Based in Belgrade, Montana, Bridger Aerospace Group Holdings, Inc. is one of the nation’s largest aerial firefighting companies. Bridger provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation, as well as internationally. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

Investor Contacts

Alison Ziegler
Darrow Associates
201-220-2678
aziegler@darrowir.com

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About Marathon Asset Management LP

Marathon Asset Management L.P. is a global investment advisor with over $22 billion of capital under management. The firm was founded in 1998 and is managed by Bruce Richards (Co-Founder & CEO) and Louis Hanover (Co-Founder & CIO) and employs more than 180 professionals, with 9 Partners that include Christine Chartouni, Ed Cong, Jason Friedman, Jeff Jacob, Jamie Raboy, Andy Springer and Gaby Szpigiel. Its corporate headquarters is in New York City, and it has offices in London, Tokyo, Miami, Los Angeles and Luxembourg. Marathon is a Registered Investment Adviser with the Securities Exchange Commission. For additional information, please visit the company’s website at www.marathonfund.com.

Press Inquiries:
DJ Morrissey
Prosek Partners
dmorrissey@prosek.com
646.818.9270

About Avenue Sustainable Solutions, L.P.

The Avenue Sustainable Solutions Fund, L.P. seeks to provide creative financing solutions to high-growth companies that can demonstrate a measurable, positive environmental outcome alongside competitive financial returns. For additional information on Avenue Capital Group, which is a global investment firm with assets estimated to be approximately $12.5 billion as of October 31, 2023, please visit www.avenuecapital.com.

Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) the future acquisition by the partnership of aircraft from the Government of Spain; (2) current or future demand for Bridger’s services, including for CL-215T’s; (3) the anticipated expansion of Bridger’s operations and increased deployment of Bridger’s aircraft fleet, including any growth of Bridger’s customer base, revenues, and cash flows; (4) Bridger’s provision of services for the CL-215T’s, once acquired, including the timing of any upgrades or repairs and eventual return to service; (5) Bridger’s plans or ability to acquire the CL-215T’s from the partnership and the timing of any such acquisition; (6) Bridger’s planned international operations, including in Europe; and (7) Bridger’s exploration of, need for, or completion of any future financings. These statements are based on various assumptions and estimates, whether or not identified in this press release, and on the current expectations of Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including: the ultimate completion or timing of the partnership’s acquisition of the four Canadair CL-215T Amphibious Aircraft from the Government of Spain; Bridger’s ability to identify and effectively implement any current or future anticipated cost reductions, including any resulting impacts to Bridger’s business and operations therefrom; the duration or severity of any domestic or international wildfire seasons; changes in domestic and foreign business, market, financial, political and legal conditions; Bridger’s ability to successfully and timely develop, sell and expand its services, and otherwise implement its growth strategy; risks relating to Bridger’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger, including as a result of the consummation of any acquisition; risks that Bridger is unable to secure or protect its intellectual property; risks that Bridger experiences difficulties managing its growth and expanding operations; Bridger’s ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the impact of the coronavirus pandemic; the ability to successfully select, execute or integrate future acquisitions into Bridger’s business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in Bridger’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 20, 2023 and Bridger’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 13, 2023. If any of these risks materialize or Bridger management’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Bridger presently does not know or that Bridger currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Bridger’s expectations, plans or forecasts of future events and views as of the date of this press release. Bridger anticipates that subsequent events and developments will cause Bridger’s assessments to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

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